Provisions - Summary Of Information About Provisions (Parenthetical) (Detail) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022
Disclosure of detailed information about provisions [line items]
Increase (decrease) in accounting estimate		$ 416
Increase decrease In accounting estimate other provisions		237	$ 110
Restoration [member]
Disclosure of detailed information about provisions [line items]
Increase (decrease) in accounting estimate		1,111
Increase decrease In accounting estimate other provisions	[1]	237	$ 107
Provision used, other provisions		$ 447

[1]	2023 change in provision is due to increase in estimates of $1,111 million and accretion of $237 million offset by provisions used of $447 million. Changes in estimates are due to new activities, revisions to cost and removal scope assumptions and rate escalations, supported by the most recent estimates and benchmarks and the alignment of the ‘expected value approach’ across all assets.